UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2006

iPCS, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51844	36-4350876
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

1901 North Roselle Road, Schaumburg, Illinois		60195
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (847) 885-2833

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

On August 15, 2006, iPCS, Inc. (the “Registrant”) announced that Judge Thomas P. Quinn issued his order with respect to the claims of the Registrant’s subsidiary, iPCS Wireless, Inc., against Sprint Nextel in the Circuit Court of Cook County, Illinois.

A copy of the Registrant’s press release containing this announcement and the Order of the Circuit Court of Cook County are being filed as Exhibit 99.1 and Exhibit 99.2, respectively, to this Report on Form 8-K and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.

99.1  Press Release by iPCS, Inc., dated August 15, 2006, announcing the Circuit Court of Cook County Order.

99.2  Circuit Court of Cook County Order, dated August 14, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iPCS, Inc.

Date: August 15, 2006
	By:	/s/ Stebbins B. Chandor, Jr.
	Name:	Stebbins B. Chandor, Jr.
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

99.1	Press Release by iPCS, Inc., dated August 15, 2006, announcing the Circuit Court of Cook County Order.

99.2	Circuit Court of Cook County Order, dated August 14, 2006.